Statement of Additional Information

Dated April 1, 2016

This Statement of Additional Information (“Additional Statement”) is not a prospectus. It should be read in conjunction with the current Prospectus (“Prospectus”) for the following Funds (“Funds”) of Global X Funds (“Trust”) as such Prospectus may be revised or supplemented from time to time:

Global X MLP ETF (MLPA)
Global X Junior MLP ETF (MLPJ)
Global X MLP & Energy Infrastructure ETF (MLPX)
Global X MLP Natural Gas ETF (MLPZ)
Global X SuperDividend® Alternatives ETF (ALTY)

The Funds’ Prospectus is dated April 1, 2016. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Report of the Trust are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by writing to SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, PA 19456, calling 1-888-GXFund-1 (1-888-493-8631) or visiting www.globalxfunds.com. The principal U.S. national stock exchange on which all operational Funds identified in this SAI are listed on NYSE Arca or Nasdaq.

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GENERAL DESCRIPTION OF THE TRUST AND FUNDS

The Trust currently consists of 107 portfolios, 47 of which are operational. The Trust was formed as a Delaware Statutory Trust on March 6, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (“Securities Act”). This SAI relates only to the Global X MLP ETF, Global X Junior MLP ETF, Global X MLP & Energy Infrastructure ETF, Global X MLP Natural Gas ETF and Global X SuperDividend® Alternatives ETF (each, a “Fund”). Each Fund is “non-diversified” and as such, each Fund’s investments are not required to meet certain diversification requirements under the 1940 Act.

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (“Underlying Index”). A Fund’s investment objective and Underlying Index may be changed without shareholder approval. Shareholders will be given 60 days’ prior notice of any change of each Fund’s investment objective. If the Global X Management Company LLC (“Adviser”) changes the Underlying Index, the name of each Fund may be changed as well. Each Fund is managed by the Adviser.

Each Fund offers and issues shares at net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity and securities included in its Underlying Index (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). The Shares of each Fund are, or will be, listed and expect to be traded on the NYSE Arca (“Exchange”).

Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of Shares. The number of Shares per Creation Unit of each Fund are as follows:

Fund	Number of Shares per Creation Unit
Global X MLP ETF (MLPA)	50,000
Global X Junior MLP ETF (MLPJ)	50,000
Global X MLP & Energy Infrastructure ETF (MLPX)	50,000
Global X MLP Natural Gas ETF (MLPZ)	50,000
Global X SuperDividend® Alternatives ETF (ALTY)	50,000

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to 110% of the market value of the missing Deposit Securities. The required amount of deposit may be changed by the Adviser from time to time. See the "Purchase and Redemption of Creation Units" section of this SAI for further discussion. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be in addition to the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities.

ADDITIONAL INVESTMENT INFORMATION

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on the Exchange and trade throughout the day on the Exchange and other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Exchange may, but is not required to, remove the shares of each Fund from its listing if (1) following the initial twelve-month period beginning upon the commencement of trading of each Fund, there are fewer than fifty (50) record and/or beneficial holders of each Fund for thirty (30) or more consecutive trading days, (2) the value of the Underlying Index on which each Fund is based is no longer calculated or available, (3) the “indicative optimized portfolio value” (“IOPV”) of each Fund is no longer calculated or available, or (4) any other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of each Fund from listing and trading upon termination of each Fund.
As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the indicative value of shares of each Fund, the Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for each Fund as calculated by an information provider or a market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities value component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time because the current portfolio of each Fund may include securities that are not a part of the Deposit Securities. Therefore, each Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real time update of each Fund’s NAV, which is calculated only once a day.

In addition to the equity component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses.

The Trust reserves the right to adjust the share prices of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The Fund seeks to achieve its objective by investing primarily in equity securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund’s portfolio will ordinarily not result in the elimination of the security from each Fund’s portfolio. Each Fund invests at least 80% of its total assets in the securities of its Underlying Index and in American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. Each Fund may also invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in stocks not included in its Underlying Index but which the Adviser believes will help each Fund track its Underlying Index.

Each Fund will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, each Fund may utilize a representative sampling strategy with respect to its Underlying Index when a replication strategy might be detrimental or disadvantageous to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate its Underlying Index, or, in certain instances, when securities in the Underlying Index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of each Fund’s Underlying Index and in Depositary Receipts based on securities in the Underlying Index. Each Fund also has adopted a non-fundamental policy to invest at least 80% of its total assets in securities suggested by its name. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, each Fund’s future investments will be made in a manner that will bring each Fund into compliance with this policy.

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of each Fund.

COMMODITY RISK. Commodity risks would subject each Fund to potentially greater volatility than traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as government regulation.

CONCENTRATION RISK. To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, each Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

CYBER SECURITY RISK. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by each Fund’s Adviser, distributor and other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants (as defined below) and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest, market makers or Authorized Participants. The Funds and their shareholders could be negatively impacted as a result.
EQUITY SWAPS AND TOTAL RATE OF RETURN SWAPS. Each Fund may invest up to 20% of its total assets in swap contracts.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Some swaps currently are, and more in the future will be, exchange-traded and centrally cleared. Examples of swap agreements include, but are not limited to, equity, index or other total return swaps and foreign currency swaps.

Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. These instruments provide a great deal of flexibility. For example, a counterparty may agree to pay each Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, each Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to each Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by each Fund on the notional amount. In other cases, the counterparty and each Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Each Fund also may enter into currency swaps, which involve the exchange of the rights of each Fund and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of each Fund and another party to make or receive payments in specific currencies.

Some swaps transactions are entered into on a net basis, i.e., the two payment streams are netted out, with each Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that such Fund is contractually obligated to make. If the other party to an equity swap, or any other swap entered into on a net basis, defaults, each Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other swaps transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by each Fund under a swap is covered by segregated cash or liquid assets, each Fund and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund’s borrowing restrictions.

Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, a Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.

Each Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to each Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If there is a default by the other party to such a transaction, each Fund will have contractual remedies pursuant to the agreements related to the transaction. Such contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund’s rights as a creditor (e.g., each Fund may not receive the net amount of payments that it contractually is entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of equity and total rate of return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

In connection with each Fund’s position in a swaps contract, each Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To the extent consistent with its investment policies, each Fund may invest up to 20% of its total assets (minus any percent of Fund assets invested in other derivatives) in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. Each Fund will not use futures or options for speculative purposes. In connection with each Fund’s position in a futures contract or related option, each Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

Futures Contracts. Each Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, each Fund may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by each Fund to help each Fund track the price and yield performance of its Underlying Index.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. If regulated by the CFTC, such exchanges may be designated contract markets or swap execution facilities.

Unlike purchases or sales of portfolio securities, no price is paid or received by each Fund upon the purchase or sale of a futures contract. Initially, each Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to each Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or gain.

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, each Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although each Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, each Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by each Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if each Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. Each Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to each Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

CFTC REGULATION. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), and the Adviser has claimed an exemption from registration as a commodity trading advisor (“CTA”) under the CEA. Therefore, each Fund and the Adviser are not subject to registration as CPO or CTA. Under this exclusion, a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s net asset value or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Funds and the Adviser currently engage only in a de minimis amount of such transactions, and therefore, neither the Funds nor the Adviser are currently subject to the registration and most regulatory requirements of the CEA. There can be no certainty that the Funds or the Adviser will continue to qualify under the applicable exclusion or exemption, as each Fund’s investments may change over time. If a Fund or the Adviser is subject to CFTC registration, it may incur additional costs.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. Recent instability in the financial markets has led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by each Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which each Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which each Fund itself is regulated. Such legislation or regulation could limit or preclude each Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of each Fund’s portfolio holdings. Furthermore, volatile financial markets can expose each Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by each Fund. Each Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of each Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which each Fund invests. In the event of such a disturbance, issuers of securities held by each Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in securities that are illiquid (calculated at the time of investment). Each Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act and securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. To the extent consistent with its investment policies, each Fund may invest in the securities of other investment companies beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in a SEC exemptive order issued to the Trust. Absent such exemptive relief, each Fund's investments in investment companies will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by each Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of each Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by each Fund. Investments by each Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. Each Fund may rely on SEC orders that permit it to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of each Fund’s investments in ETFs. These policies and procedures require, among other things, that (i) the Adviser conduct each Fund’s investment in ETFs without regard to any consideration received by each Fund or any of its affiliated persons and (ii) the Adviser certify to the Board quarterly that it has not received any consideration in connection with an investment by each Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Adviser.

Certain investment companies whose securities are purchased by each Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

Leverage. Each Fund may (i) invest up to 20% of its total assets in certain futures, options and swap contracts or other derivatives, and (ii) borrow money at fiscal quarter end to maintain the required level of diversification to qualify as a regulated investment company for purposes of the Internal Revenue Code. As a result, the fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in a Fund. If the value of each Fund's assets increases, then leveraging would cause each Fund's NAV to increase more sharply than it would have had each Fund not leveraged. Conversely, if the value of each Fund's assets decreases, leveraging would cause each Fund's NAV to decline more sharply than it otherwise would have had each Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLP's. Each Fund derives substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that each Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that each

Fund owns to make distributions to their partners and the tax character of those distributions. Neither each Fund nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. Each Fund expects to generate significant investment income, and each Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that each Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

Certain MLPs in which each Fund may invest depend upon their parent or sponsor entities for a majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as each Fund, would be adversely affected.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, among other things, consumer sentiment, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

NEW FUND RISKS. The Global X MLP Natural Gas ETF is a new fund, with limited or no operating history, which may result in additional risks for investors. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. Each Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that each Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of each such Fund and, consequently, each Fund’s investment portfolio. Each Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of each Fund. The securities of issuers in particular industries may dominate the Underlying Index of each such Fund and, consequently, each Fund’s investment portfolio. This may adversely affect its performance or subject each Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

OPTIONS. To the extent consistent with its investment policies, each Fund may invest up to 20% of net assets (minus any percent of the Fund assets invested in other derivatives) in put options and buy call options and write covered call and secured put options that the Adviser believes will help the Fund to track its Underlying Index. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

Each Fund will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if each Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if each Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if each Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided each Fund segregates liquid assets in the amount of the difference.

All put options written by each Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if each Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided each Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if each Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover each Fund’s net liability under the two options. Therefore, each Fund’s liability for such a covered option generally is limited to the difference between the amount of each Fund’s liability under the option written by each Fund less the value of the option held by each Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by each Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event each Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When each Fund purchases an option, the premium paid by it is recorded as an asset of each Fund. When each Fund writes an option, an amount equal to the net premium (the premium less the commission) received by each Fund is included in the liability section of each Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by each Fund expires unexercised, each Fund realizes a loss equal to the premium paid. If each Fund enters into a closing sale transaction on an option purchased by it, each Fund will realize a gain if the premium received by each Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by each Fund expires on the stipulated expiration date or if each Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by each Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and each Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Each Fund may invest in repurchase agreements, provided that a Fund may not invest more than 15% of its net assets in illiquid securities or other illiquid assets (calculated at the time of investment), including repurchase agreements maturing in more than seven days. Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after each Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose each Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Adviser will monitor the creditworthiness of the firms with which a Fund enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). Each Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by each Fund may decline below the repurchase price. Each Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, each Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

SECURITIES LENDING. Collateral for loans of portfolio securities made by each Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When each Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and each Fund is responsible for any loss that may result from its investment in borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by each Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

SENIOR SECURITIES. Senior securities include any obligation or instrument issued by each Fund evidencing indebtedness and increases the speculative nature of your investment. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, with appropriate earmarking or segregation of assets to cover such obligation. Please see the discussion above regarding Leverage for risks associated with senior securities.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), “A-1” by Standard &

Poors Rating Service (“S&P”) or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by each Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.
Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer.

Commercial paper purchased by each Fund may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

TRACKING VARIANCE. As discussed in the Prospectus, each Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by each Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform each Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of each Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in each Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Adviser does not produce the intended goal of each Fund. Tracking variance is monitored by the Adviser at least quarterly. In the event the performance of each Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.

UNDERWRITING. Underwriting risk is when each Fund buys all of the new shares that a company is selling, and the price goes down before they are sold or investors do not want to buy them.

WARRANTS. To the extent consistent with its investment policies, each Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that each Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

RECENT MARKET EVENTS. Although the Funds seek to track their Underlying Indices, the performance of the Underlying Indices and the Funds is subject to general market conditions. The financial crisis in both the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.
In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Reduced liquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in some issuers having more difficulty obtaining financing and ultimately may lead to a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events, and the potential for continuing market turbulence, may have an adverse effect on the FundS. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.
The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market’s difficulties and the withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.
The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that may be unforeseeable. Much of the implementing regulations have not yet been finalized. Accordingly, the ultimate effect of the Dodd-Frank Act is not yet certain.
The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Derivatives may be mandated for central clearing under the Dodd-Frank Act, which would likely require technological and other changes to Fund operations and the market in which it will trade. Central clearing would also entail the use of assets of the Funds to satisfy margin calls and this may have an effect on the performance of the Fund. Final regulations implementing the Dodd-Frank Act’s margin requirements and clearing mandates have not yet been issued by the regulators.
Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.
PORTFOLIO TURNOVER

For the fiscal year ended November 30, 2015, the portfolio turnover rate for each of the following Funds varied from such Fund’s portfolio turnover rate for the fiscal year ended November 30, 2014 due to the application of each Fund’s respective index methodology:

	2013	2014	2015
Global X MLP ETF (MPLA)	14.15%	30.65%	47.44%
Global X Junior MLP ETF (MPLJ)	68.54%	70.42%	57.32%
Global X MLP & Energy Infrastructure ETF (MPLX)	N/A	28.99%	33.36%
Global X SuperDividend® Alternatives ETF (ALTY)	N/A	N/A	21.50%

INFORMATION REGARDING THE INDICES AND THE INDEX PROVIDER

Solactive MLP Infrastructure Index

The Solactive MLP Infrastructure Index is intended to give investors a means of tracking the performance of the United States energy infrastructure master limited partnership (MLP) asset class. As of January 1, 2016, the Underlying Index comprised 20 MLPs engaged in the transportation, storage, and processing, of natural resources. The Underlying Index is comprised of MLPs that meet certain criteria relating to size and liquidity, as determined by Solactive AG. The index is maintained by Solactive AG.
Solactive Junior MLP Index

The Solactive Junior MLP Index is intended to give investors a means of tracking the overall performance of the small-capitalization segment of the United States master limited partnerships (MLP) asset class. As of January 1, 2016, the market capitalization of the Solactive Junior MLP Index was between $500 million and $11 billion. As of January 1, 2016, the Underlying Index was comprised of 30 MLPs engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of natural resources. The Underlying Index is composed of MLPs that meet certain criteria relating to size and liquidity, as determined by Solactive AG. The index is maintained by Solactive AG.

Solactive MLP & Energy Infrastructure Index

The Solactive MLP & Energy Infrastructure Index is intended to give investors a means of tracking the performance of MLPs and energy infrastructure corporations. Midstream energy infrastructure MLPs and corporations principally own and operate assets used in energy logistics, including, but not limited to, pipelines, storage facilities and other assets used in transporting, storing, gathering, and processing natural gas, natural gas liquids, crude oil or refined products. The index limits its exposure to partnerships in order to comply with applicable tax diversification rules. Securities must be publicly traded in the United States. As of January 1, 2015, the index was composed of 38 securities. The index is composed of securities that meet certain criteria relating to size and liquidity, as determined by Solactive AG. The index is maintained by Solactive AG.

Solactive MLP Natural Gas Index

The Solactive MLP Natural Gas Index is intended to give investors a means of tracking the natural gas segment of the United States MLP asset class. As of January 1, 2015, the Underlying Index was composed of 25 MLPs engaged in the transportation, storage, processing, marketing, exploration and production of natural gas. The Underlying Index is composed of MLPs that meet certain criteria relating to size and liquidity, as determined by the Index Provider. The index is maintained by Solactive AG.

Indxx SuperDividend® Alternatives Index

The Indxx SuperDividend® Alternatives Index is comprised of securities that rank among the highest dividend yielding securities in each eligible category of alternative income investments, at the time of index reconstitution, as defined by the Index Provider. Alternative income investments that are eligible for inclusion in the Underlying Index fall into one of four classes: Master Limited Partnerships (“MLPs”) and Infrastructure, Real Estate, Institutional Managers, and Fixed Income and Derivative Strategies. The MLPs and Infrastructure category primarily consists of units of MLPs and shares of infrastructure companies. The Real Estate category provides exposure to global Real Estate Investment Trusts (“REITs”), and gains this exposure through the Global X SuperDividend® REIT ETF. The Institutional Managers category primarily consists of shares of Business Development Companies (“BDCs”) and listed private equity. The Fixed Income and Derivative Strategies category includes exposure to emerging market debt, mortgage and asset backed securities, and option-writing primarily through the purchase of publicly traded Closed End Funds (“CEFs”). Each of the Underlying Index components are selected from a universe of securities that are publicly traded in the U.S. The Underlying Index assigns weights to each of the four categories in a method that seeks to equalize the volatility contribution of each category, which assigns less weight to higher volatility categories and more weight to lower volatility categories. The Underlying Index is reconstituted annually, but may rebalance quarterly if any one category deviates more than 3% from its target weight.

Disclaimers

The Index Provider is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the constituents of the Underlying Index and publishes information regarding the market value of the Underlying Index.

Solactive AG (Solactive) is a leading company in the structuring and indexing business for institutional clients. Solactive runs the Solactive index platform. Solactive indices are used by issuers worldwide as underlying indices for financial products. Solactive does not sponsor, endorse or promote each Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

INDXX is a service mark of INDXX and has been licensed for use for certain purposes by the Adviser. The Fund are not sponsored, endorsed, sold or promoted by INDXX. INDXX makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. INDXX has no obligation to take the needs of the Adviser or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Indices. INDXX is not responsible for and has not participated in the determination of the timing, amount or pricing of the Fund Shares to be issued or in the determination or calculation of the equation by which the Fund Shares are to be converted into cash. INDXX has no obligation or liability in connection with the administration, marketing or trading of the Fund.

INVESTMENT RESTRICTIONS

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares.

Each Fund:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.
May not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.
May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.
May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7.
May not “concentrate” its investments in a particular industry or group of industries: (I) except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries; and (II) except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by Members of any industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Notwithstanding these fundamental investment restrictions, each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of each Fund’s investments will not constitute a violation of such limitation, except that any borrowing by each Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if each Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of each Fund’s investments, each Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of each Fund. Otherwise, each Fund may continue to hold a security even though it causes each Fund to exceed a percentage limitation because of fluctuation in the value of each Fund’s assets.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 2) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of each Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act described in Investment Restriction No. 2, each Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CURRENT 1940 ACT LIMITATIONS

BORROWING. Investment companies generally may not borrow money, except that an investment company may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

UNDERWRITING. Investment companies generally may not act as an underwriter of another issuer’s securities, except to the extent that an investment company may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase or sale of portfolio securities.

REAL ESTATE. Investment companies generally may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but investment companies may purchase or sell securities or other instruments backed by real estate or of issuers engaged in real estate activities.)

LOANS. Investment companies generally may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

PHYSICAL COMMODITIES. Investment companies generally may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but investment company may purchase or sell options, futures contracts or other derivative instruments, and invest in securities or other instruments backed by physical commodities).

CONCENTRATION. For purposes of calculating concentration percentages, investment companies investing in (a) affiliated investment companies are required to look through to the holdings of the affiliated investment companies and include the holdings in calculations of concentration percentages, and (ii) unaffiliated investment companies are required to include the holdings of the unaffiliated investment companies to the extent that they are concentrated in calculations of concentration percentages. In addition, revenue bonds are characterized by the industry in which the revenue is used.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of each Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

PORTFOLIO HOLDINGS

Policy On Disclosure Of Portfolio Holdings

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of each Fund’s shareholders. The policy is designed to: (i) protect the confidentiality of each Fund’s non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by THE Adviser and each Fund with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. Each Fund’s portfolio holdings, or information derived from each Fund’s portfolio holdings, may, in the Adviser’s discretion, be made available to third parties if: i) such disclosure has been included in each Fund’s public filings with the SEC or is disclosed on each Fund’s publicly accessible Website; ii) such disclosure is determined by the Chief Compliance Officer (“CCO”) to be in the best interests of Fund shareholders and consistent with applicable law; (iii) such disclosure information is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against each Fund.

Each business day portfolio holdings information will be provided to the Transfer Agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants, (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Information with respect to each Fund’s portfolio holdings is also disseminated daily on each Fund’s website.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which each Fund offers and redeems shares (“Global X Order”). Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available Website may be provided to third parties only in limited circumstances, as described above.

Disclosure to providers of auditing, custody, proxy voting and other similar services for each Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of each Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, each Fund’s independent registered public accounting firm, each Fund’s distributor, administrator and custodian, each Fund’s legal counsel, each Fund’s financial printer and each Fund’s proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to each Fund may release non-public portfolio holdings information of each Fund only with the permission of the CCO.

Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of each Fund’s fiscal year). Shareholders may obtain each Fund’s Forms N-CSR and N-Q filings on the SEC’s Website at sec.gov. In addition, each Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Website or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The business and affairs of the Trust are overseen by the Trust’s Board of Trustees (“Board”). Subject to the provisions of the Trust’s Declaration of Trust and By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out this general oversight responsibility, including the power to elect and remove the Trust’s officers. The focus of the Board’s oversight of the business and affairs of the Trust (and each of the Funds) is to protect the interests of the shareholders in the Funds. The Board appoints and oversees the Trust’s officers and service providers. The Trust’s Adviser is responsible for the day-to-day management and operations of the Trust and each of the Funds based on each Fund’s investment objective, strategies, policies, and restrictions and agreements entered into by the Trust and/or the Adviser on behalf of the Trust. In carrying out its general oversight responsibility, the Board regularly interacts with and receives reports from the senior personnel of the Trust’s service providers (including, in particular, the Adviser) and the Trust’s CCO. The Board is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit Committee), independent counsel to the Independent Trustees (as defined below), counsel to the Trust and the Adviser, and other experts selected and approved by the Board.

BOARD STRUCTURE AND RELATED MATTERS. Trustees who are not “interested persons” of the Funds, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Mr. Kartik Kiran Shah, an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman helps to facilitate communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman may assume such other duties and performs such activities as the Board may, from time to time, determine should be handled by the Independent Chairman. Mr. Bruno del Ama is the sole Board member who is an “interested person” of the Trust (“Interested Trustee”). Mr. del Ama is an Interested Trustee due to his affiliation with the Adviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Funds and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter that delineates the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Corporate Governance, Nomination and Compensation Committee. Currently, each of the Independent Trustees serves on each of these committees, which are comprised solely of Independent Trustees.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each if its committees, whether the Trustees are able to effectively oversee the number of Funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees helps to enhance the Board’s effectiveness.

There are no specific required qualifications for Board membership. The Board believes that the different skills, perspectives, qualifications, attributes, education, and relevant experience of each of the Trustees provides the Board with a variety of complementary skills. Please note that (i) none of the Trustees is an “expert” within the meaning of the federal securities laws and (ii) the Board is not responsible for the day-to-day operations of the Trust and the Funds.

The Board of Trustees met six (6) times during the fiscal period ended November 30, 2015. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. As of April 1, 2015, each of the Trustees oversees 107 Funds (47 of which are operational). The address for all Trustees and officers is c/o Global X Funds®, 600 Lexington Avenue, 20th Floor, New York, New York 10022.

Independent Trustees

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees during the Past 5 Years
Sanjay Ram Bharwani 600 Lexington Avenue, 20th Floor New York, NY 10022 (1974)	Trustee (since 2008)	CEO of Risk Advisors Inc. (since 2007) (consulting firm)	107 (47 of which are operational)	None.
Scott R. Chichester[1] 600 Lexington Avenue, 20th Floor New York, NY 10022 (1970)	Trustee (since 2008)
CFO, AdeptPros Inc. (app development, training and consulting) (since 2012); Founder, Madison Park Advisors LLC (advisory services) (since 2011); CFO,
Sterling Seal & Supply Inc. (since 2011), President & Treasurer, Bayview Acquisition Corp (since 2010), CPA, Penda Aiken Inc. (2009-2011) (consultant); Founder and President, DirectPay USA LLC (since 2006) (payroll company); Proprietor, Scott R. Chichester CPA (since 2001) (CPA Firm).
			107 (47 of which are operational)	Director of AdeptPros Inc. (since 2015); Director of Sterling Seal & Supply Inc. (since 2011); Director, of Bayview Acquisition Corp. (since 2010); Trustee of Ark ETF Trust (since 2014).
Kartik Kiran Shah 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	Trustee (since 2008)
President and Chief Business Officer, Oxeia Biopharmaceuticals (2015-present); Vice President, Business Development, Cynvenio Biosystems (2012-2014); Independent Consultant, Self-Employed (2011-2012) (non-financial services); Director, Wireless Generation (2008-2011) (software).
			107 (47 of which are operational)	Director of Oxeia Biopharmaceuticals, Inc. (2015-present)

1    Mr. Chichester is currently married to a sister of Mr. del Ama’s wife. While an “immediate family member” (as defined in Section 2(a)(19) of the 1940 Act) of Mr. del Ama would be considered an Interested Person, Mr. Chichester is not considered an immediate family member for this purpose. Although this fact was taken into consideration in determining whether Mr. Chichester should be considered to be an Independent Trustee for purposes of the Section 2(a)(19) of the 1940 Act, it was determined that this relationship was not one that should disqualify Mr. Chichester from serving as an Independent Trustee of the Trust.

Interested Trustee/Officers

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustees During the Past 5 Years
Bruno del Ama 600 Lexington Avenue, 20th Floor New York, NY 10022 (1976)	Trustee (since 2008); President, Chief Executive Officer (since 2008).	Chief Executive Officer, Global X Management Company ("GXMC") (since 2008); Chief Compliance Officer, GXMC (2008-2013).	None.
Luis Berruga 600 Lexington Avenue, 20th Floor New York, NY 10022 (1977)	Chief Operating Officer, Treasurer, Principal Accounting Officer and Chief Financial Officer (since 9/2015).	Chief Financial Officer, GXMC (since 9/2015) and Chief Operating Officer (since 2/2014); Investment Banker, Jefferies (2012-2014); Regional Product Specialist, Morgan Stanley (2005-2012).	None.
Daphne Tippens Chisolm 600 Lexington Avenue, 20th Floor New York, NY 10022 (1969)	Secretary (since 2012) and Chief Compliance Officer (since 2/2015)	General Counsel, GXMC (since 2011); Chief Compliance Officer, GXMC (since 1/2014 - 5/2014 and 2/2015-present); Founder and President of Law Offices of DT Chisolm, P.C. (since 2009) (law firm).	None.
Dianne M. Descoteaux One Freedom Valley Drive Oaks, PA 19456 (1977)	Assistant Secretary (since 2011).	Counsel, SEI Investments (since 2010); Associate, Morgan, Lewis & Bockius LLP (2006-2010).	None.
Lisa K. Whittaker One Freedom Valley Drive Oaks, PA 19456 (1978)	Assistant Secretary (since 2013).	Counsel at SEI Investments (since 2012); Associate Counsel and Compliance Officer at The Glenmede Trust Company (2011-2012); Associate of Drinker Biddle & Reath LLP (2006-2011).	None.
Peter Rodriguez One Freedom Valley Drive Oaks, PA 19456 (1962)	Assistant Treasurer (since 2011).
Fund Accounting Director, SEI Investments Global Funds Services (since 2011); Mutual Fund Trading Director, SEI Global Trust Company (2009-2011); Asset Data Services Director, SEI Global Wealth Services (2006-2009).
None.

In addition to the information set forth in the table above, each Trustee possesses other relevant skills, perspectives, qualifications, attributes, education, and relevant experience. The following provides additional information about certain qualifications and experience of each of the Trustees and the reason why he was selected to serve as Trustee.

Sanjay Ram Bharwani:  Mr. Bharwani has experience in capital markets, technology, risk management and security valuation. He is currently the CEO of Risk Advisors Inc., a risk management consultancy and previously served as the Chief Information Officer of a multi-strategy hedge fund. Mr. Bharwani received his MBA from the Wharton Business School.

Scott R. Chichester:  Mr. Chichester, CPA, has experience in accounting and finance, having served as CEO of a payroll business; experience as CFO of a technology start-up; experience as an accountant at a bulge bracket investment bank; and experience as an auditor at a Big Four accounting firm.

Kartik Kiran Shah:  Mr. Shah has experience in organizational design, strategic planning, financial analysis and product development, having served as a senior manager in an education software and consulting business; manager of corporate strategy at a biotechnology company; and as consultant with a major management consulting firm. Mr. Shah received his MBA from the Harvard Business School.

Bruno del Ama:  Mr. del Ama has experience in the investment management industry, including as a board member of another investment adviser; management and organizational experience as chief executive officer of the Fund’s Adviser; experience as a manager at a bond insurance company; and experience as a management consultant. Mr. del Ama received his MBA from the Wharton Business School.

RISK MANAGEMENT OVERSIGHT. The Funds are subject to a variety of risks, including (but not limited to) investment risk, financial risk, legal, regulatory and compliance risk, and operational risk. Consistent with its responsibility for general oversight of business and affairs of the Trust and the Funds, the Board oversees the Adviser’s day to day management of the risks to which the Trust and the Funds are subject. The Board has charged the Adviser with (i) identifying possible events and circumstances that could have demonstrable, adverse effects on the business and affairs of the Trust and the Funds; (ii) implementation of processes and controls to lessen the possibility that such events or circumstances occur or mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to continuously evaluate business and market conditions to facilitate the processes described in (i) and (ii) above. The Adviser seeks to address the day-to-day risk management of the Trust and the Funds by relying on the Trust’s compliance policies and procedures (i.e., the Trust’s compliance program) as well as the compliance programs of the Trust’s various service providers, internal control mechanisms and other risk oversight mechanisms as well as the assistance of the Trust’s sub-administrator. The Adviser also separately considers potential risks that may impact the individual Funds.

As noted above, on behalf of the Trust, the Board has adopted, and periodically reviews, various compliance policies and procedures that are designed to address certain of risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Adviser and the Trust’s other service providers have adopted a variety of processes, policies, procedures and controls designed to address particular risks to which the Trust and the Funds are subject. Different processes, policies, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations, and compliance of the Funds’ investments with various regulatory and other requirements.

Because the day to day operations of the Funds are carried out by the Adviser, the risk exposure of the Trust and the Funds are mitigated but not eliminated by the processes overseen by the Board. In addition to the risk management processes, policies, procedures, and controls implemented by the Adviser, the Board seeks to oversee the risk management structure of the Trust and the Funds directly and through its committees (as described below). In this regard, the Board has requested that the Adviser, the CCO for the Trust and the Adviser, the independent auditors for the Trust, and counsel to the Trust and Adviser provide the Board with periodic reports regarding issues that should be focused on the Board members. In large part, the Board oversees the Adviser’s management of the Trust’s risk management structure through the Board’s review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, including the Trust’s CCO, regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding the Trust’s service providers, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Trust’s compliance program and, in accordance with Rule 38a-1 under the 1940 Act, the Board receives at least annually a written report from the CCO regarding the effectiveness of the Trust’s compliance program. In connection with the CCO’s annual Rule 38a-1 compliance report to the Board, the Independent Trustees meet with the CCO in executive session to discuss the Trust’s compliance program.

Further, the Board regularly receives reports from the Adviser with respect to the Funds’ investments and securities trading and, as necessary, any fair valuation determinations made by the Adviser with respect to certain investments held by the Funds. Senior officers of the Trust and Adviser routinely report regularly to the Board on valuation matters, internal controls, accounting and financial reporting policies and practices.  In addition, the Audit Committee receives information on the Funds’ internal controls and financial reporting from the Trust’s independent registered public accounting firm.

The Board recognizes that not all risks that may affect the Funds can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects of certain risks. Some risks are simply beyond the reasonable control of the Funds, their management and service providers. Although the risk management process, policies and procedures of the Funds, their management and service providers are designed to be effective, there is no guarantee that they will eliminate or mitigate all such risks. Moreover, it may be necessary to bear certain risks to achieve each Fund’s investment objective.

STANDING BOARD COMMITTEES

The Board of Trustees currently has two standing committees: an Audit Committee and a Corporate Governance, Nomination and Compensation Committee. Currently, each Independent Trustee serves on each of these committees.

AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees in (1) its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. During the fiscal period ended November 30, 2015, the Audit Committee held three (3) meetings.

CORPORATE GOVERNANCE, NOMINATION AND COMPENSATION COMMITTEE. The purposes of the Corporate Governance, Nomination and Compensation Committee are, among other things, to assist the Board of Trustees in (1) its assessment of the adequacy of the Board’s adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust’s operations and the application of policies and procedures to the Funds; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Corporate Governance, Nomination and Compensation Committee will not consider shareholders’ nominees. During the fiscal period ended November 30, 2015, the Corporate Governance, Nomination and Compensation Committee held two (2) meetings.

TRUSTEE AND OFFICER OWNERSHIP OF FUND SHARES

To the best of the Trust’s knowledge, as of the date of this SAI, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each Fund.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in a Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2015.

Name of Trustee	Fund	Dollar Range of Equity Securities In Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
Sanjay Ram Bharwani	None	None	None
Scott R. Chichester	None	None	None
Kartik Kiran Shah	None	None	None
Interested Trustee
Bruno del Ama	None	None	over $100,000*

*    Shares of a Fund may be held by the Adviser, which is controlled by Mr. del Ama and Jose C. Gonzalez.

TRUSTEE OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2015, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

Name of Independent Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Sanjay Ram Bharwani	None	None	None	None	None
Scott R. Chichester	None	None	None	None	None
Kartik Kiran Shah	None	None	None	None	None

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Funds;

•	an officer of the Funds;

•
an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

•
an officer or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Funds;

•	the Adviser or principal underwriter of the Funds;

•	an officer of the Adviser or principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

TRUSTEE COMPENSATION

The Interested Trustee is not compensated by the Trust. Rather, he is compensated by the Adviser. Independent Trustee fees are paid from the unitary fee paid to the Adviser by the Funds. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees. The Trust’s officers receive no compensation directly from the Trust.

The following sets forth the fees paid to each Trustee for the Funds for the fiscal year ended November 30, 2015.

Name of Independent Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation from Trust
Sanjay Ram Bharwani	$41,780	$0	$45,667
Scott R. Chichester	$41,780	$0	$45,667
Kartik Kiran Shah	$41,780	$0	$45,667

CODE OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit personnel subject to them to invest in securities, including securities that may be held or purchased by each Fund. The codes of ethics are on file with the SEC and are available to the public.

INVESTMENT ADVISER

The Adviser, Global X Management Company LLC, serves as investment manager to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. It is registered as an investment adviser with the SEC and is located at 600 Lexington Avenue, 20th Floor, New York, NY 10022. Bruno del Ama and Jose C. Gonzalez each own more than 25% of the outstanding shares of the Adviser, which was organized in Delaware on March 28, 2008 as a limited liability company.

Pursuant to a Supervision and Administration Agreement between the Trust and the Adviser, the Adviser oversees the operation of each Fund, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for each Fund to operate, and exercises day-to-day oversight over each Fund’s service providers. Under the Supervision and Administration Agreement, the Adviser also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by each Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs except those fees and expenses specifically assumed by the Trust on behalf of each Fund.

Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the investment portfolio of each Fund. The ability of the Adviser to successfully implement each Fund's investment strategies will influence each Fund's performance significantly.

Each Fund pays the Adviser a fee (“Management Fee”) for the advisory, supervisory, administrative and other services it requires under an all-in fee structure. Each Fund also bears other expenses which are not covered under the Supervisory and Administrative Agreement that may vary and will affect the total level of expenses paid by each Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses).

For its advisory, supervisory and administrative services, each Fund will pay monthly a Management Fee to the Adviser at annual rates set forth in the table below (stated as a percentage of each Fund’s respective average daily net assets).

Fund	Management Fee
Global X MLP ETF (MLPA)	0.45%
Global X Junior MLP ETF (MLPJ)	0.75%
Global X MLP & Energy Infrastructure ETF (MLPX)	0.45%
Global X MLP Natural Gas ETF (MLPZ)	0.58%
Global X SuperDividend® Alternatives ETF (ALTY)	0.75%

The Adviser and its affiliates deal, trade and invest for their own accounts in the types of securities in which each Fund also may invest. The Adviser does not use inside information in making investment decisions on behalf of each Fund.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of each Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of each Funds’ shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that the Adviser shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Management Fee paid by each Fund that was operational to the Adviser for the fiscal years ended November 30, 2013, 2014 and 2015 are set forth in the chart below.

	Management Fees Paid for the Fiscal Year Ended
Fund	November 30, 2013	November 30, 2014	November 30, 2015	Date of Commencement of Investment Operations
Global X MLP ETF (MLPA)	$231,960	$456,818	$687,960	04/18/2012
Global X Junior MLP ETF (MLPJ)	$64,169	$124,554	$74,615	01/14/2013
Global X MLP & Energy Infrastructure ETF (MLPX)	$25,337	$481,180	$677,932	08/06/2013
Global X SuperDividend® Alternatives ETF (ALTY)	N/A	N/A	$4,130	07/13/2015

PORTFOLIO MANAGERS

The portfolio managers Luis Berruga, Chang Kim, James Ong, and Hailey Harris are employees of the Adviser.

Portfolio Manager’s Compensation

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a salary and are eligible to receive an annual bonus. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager’s relative experience and contribution to each Funds. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon each Fund’s annual performance against its benchmark and individual contributions.

Other Accounts Managed by Portfolio Manager

It is anticipated that a portfolio manager will be responsible for multiple investment accounts, including other investment companies registered under the 1940 Act. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of each Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of each Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute each Fund’s trades. The Adviser has structured each portfolio manager’s compensation in a manner, and each Fund and the Adviser have adopted policies, procedures and a code of ethics, reasonably designed to safeguard each Fund from being negatively affected as a result of any such conflicts that may arise.

Luis Berruga, Chang Kim, James Ong and Hailey Harris were responsible for the management of the following accounts as of November 30, 2015, unless otherwise stated.

	Other Accounts Managed			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Luis Berruga	Registered investment companies	47	$3,186,542,032.63	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Chang Kim	Registered investment companies	47	$3,186,542,032.63	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

James Ong*	Registered investment companies	0	$0.00	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

Hailey Harris*	Registered investment companies	0	$0.00	0	$0.00
	Other pooled investment vehicles	0	$0.00	0	$0.00
	Other accounts	0	$0.00	0	$0.00

*Ong and Harris became Portfolio Managers of the Funds, effective March 1, 2015. Although the Funds in the Trust that are managed by Berruga, Kim, Ong, and Harris may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Berruga, Kim, Ong and Harris or the Adviser.

Disclosure of Securities Ownership

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in a Fund as of November 30, 2015.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities In Fund
Luis Berruga	Global X MLP ETF	$1-$10,000

Chang Kim	None	None

James Ong	None	None

Hailey Harris	None	None

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and in various jurisdictions. The Adviser effects transactions for each Fund with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing the most efficient and best execution of trades. The primary consideration of the Adviser is to seek prompt execution of orders at the most favorable net price. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser and its affiliates do not currently participate in any soft dollar transactions, although the Adviser relies on Section 28(e) of the 1934 Act in effecting or executing transactions for each Fund. Accordingly, in selecting broker-dealers to execute a particular transaction, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to each Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may cause each Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to each Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries or broad overviews of the securities markets and the economy. Shareholders of each Fund should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

The Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by each Fund are considered at or about the same time, transactions in such securities are allocated among each Fund in a manner deemed equitable to all of the Funds by the Adviser. Bundling or bunching transactions for each Fund is intended to result in better prices for portfolio securities and lower brokerage commissions, which should be beneficial to all of the Funds.

The aggregate brokerage commissions paid by the Global X MLP ETF, Global X Junior MLP ETF, Global X MLP & Energy Infrastructure ETF, and Global X SuperDividend® Alternatives ETF during the fiscal periods ended November 30, 2013, 2014 and 2015 are set forth in the chart below.

	Brokerage Commission Paid for the Fiscal Period Ended
Fund	November 30, 2013	November 30, 2014	November 30, 2015	Date of Commencement of Investment Operations
Global X MLP ETF (MLPA)	$5,349	$17,357	$71,753	04/18/2012
Global X Junior MLP ETF (MLPJ)	$4,542	$8,497	$8,175	01/14/2013
Global X MLP & Energy Infrastructure ETF (MLPX)	$26	$16,171	$38,303	08/06/2013
Global X SuperDividend® Alternatives ETF (ALTY)			$360	07/13/2015

PROXY VOTING

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Boards of Trustees’ oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose ("Proxy Voting Policies") and the Adviser has engaged a third party proxy solicitation firm which is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of each Fund.

I. General Policy

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of each Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

In voting to elect board nominees for uncontested seats, the following factors will be taken into account: (i) whether a majority of the company’s directors are independent; (ii) whether key board committees are entirely composed of independent directors; (iii) whether excessive board memberships and professional time commitments are too excessive to effectively serve the company’s board; and (iv) whether the attendance record of incumbent directors at board and committee meetings.

Equity compensation plans will also be reviewed on a case-by-case basis based upon their specific features. For example, stock option plans will be evaluated using criteria such as: (i) whether the plan is performance-based; (ii) dilution to existing shareholders; (iii) the cost of the plan; (iv) whether discounted options are allowed under the plan; (v) whether the plan authorizes the re-pricing of options or reload options without shareholder approval; and (vi) the equity overhang of all plans. Similarly, employee stock purchase plans generally will be supported under the Proxy Voting Policies upon consideration of factors such as (i) whether the plan sets forth adequate limits on share issuance; (ii) whether participation limits are defined; and (iii) whether discounts to employees exceed a threshold amount.

The Proxy Voting Policies provide for review and vote on shareholder proposals on a case-by-case basis. In accordance with this approach, these guidelines support a shareholder proposal upon the compelling showing that it has a substantial economic impact on shareholder value. As such, proposals that request that the company report on environmental, labor or human rights issues are only supported when such concerns pose a substantial risk to shareholder value.

II. Record of Proxy Voting

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended November 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

SUB-ADMINISTRATOR

SEI Investments Global Funds Services (“SEI Global”), located at One Freedom Valley Drive, Oaks, PA 19456, serves as Sub-Administrator to each Fund. As Sub-Administrator, SEI Global provides each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the coordination or preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by each Fund under federal and state securities laws. As compensation for these services, the Sub-Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which SEI Investments Distribution Co. (“SEI”), with principal offices at One Freedom Valley Drive, Oaks, PA 19456, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor has no obligation to sell any specific quantity shares of the Funds. SEI bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. No compensation is payable by the Trust to SEI for such distribution services. The Distribution Agreement provides that the Trust will indemnify SEI against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by SEI, or those resulting from the willful misfeasance, bad faith or gross negligence of SEI, or SEI’s reckless disregard of its duties and obligations under the Distribution Agreement. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or each Fund. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange.

Additionally, the Adviser or its affiliates may, from time to time, and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of shares.

CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA 02109, serves as Custodian of each Fund’s assets. As Custodian, Brown Brothers Harriman & Co. has agreed to (1) make receipts and disbursements of money on behalf of each Fund, (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to each Fund concerning each Fund’s operations. Brown Brothers Harriman & Co. does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

As Transfer Agent, Brown Brothers Harriman & Co. has agreed to (1) issue and redeem shares of each Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to each Fund. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs, transaction fees and asset-based fees which are paid monthly by the Adviser from its fees.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust (“Declaration”) permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each share of each Fund represents a proportionate interest and is entitled to such dividends and distributions out of the income belonging to each Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of each Fund, shareholders of the Fund are entitled to share pro rata in the net assets belonging to that Fund available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets each Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for each Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of each Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and non-assessable. In the interests of economy and convenience, certificates representing shares of each Fund are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of each Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of each Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of each Fund.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors of that Fund, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to each Fund normally are allocated in proportion to the NAV of the respective Fund, except where allocations of direct expenses can otherwise be fairly made.

Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund of the Trust entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund or class.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company (such as the Trust) shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under Rule 18f-2, the approval of an Investment Advisory Agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in the fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, to one vote for each share represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, the President or Secretary of the Trust or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or each Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration provides for indemnification of Trustees and officers of the Trust unless the indemnitee is liable to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the shareholder was a shareholder at the time of the action complained of; (ii) the shareholder was a shareholder at the time demand is made; (iii) the shareholder must make demand to the Trustees before commencing a derivative action on behalf of the Trust; (iv) any shareholders that hold at least 10% of the outstanding shares of the Trust (or 10% of the outstanding shares of the series or class to which such action relates) must join in the request for the Trustees to commence such action; and (v) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an Investment Advisory Agreement, a distribution plan or a change in each fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the "Shareholder Information" section in the Prospectus. The Depository Trust Company (“DTC”) acts as Securities Depository for the shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of each Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION UNIT AGGREGATIONS

The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at each Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of shares of each Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) constituting an optimized representation of each Fund’s Underlying Index and an amount of cash in U.S. dollars computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of each Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of each Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

The Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of a given Fund until such time as the next-announced Deposit Securities composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes pursuant to changes in the composition of each Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of each Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the clearing process or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an Authorized Participant). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares of each Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of each Fund. With respect to each Fund, the Distributor will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). The Custodian shall cause the appropriate local sub-custodian(s) of each Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of each Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by the Adviser, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to each Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on behalf of such person of its rejection of the order of such person. The Trust, the Fund’s Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of each Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (that is, three Business Days after trade date). To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for each Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In addition, the Trust may in its discretion make Creation Units of any of the other Funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A fixed purchase transaction fee payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate each Fund for brokerage and market impact expenses relating to investing in portfolio securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Fees may be waived for a Fund until it reaches a certain asset size.

Fund	Standard Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Global X MLP ETF (MLPA)	$500	3%
Global X Junior MLP ETF (MLPJ)	$500	3%
Global X MLP & Energy Infrastructure ETF (MLPX)	$500	3%
Global X MLP Natural Gas ETF (MLPZ)	$500	3%
Global X SuperDividend® Alternatives ETF (ALTY)	$500	3%

*    As a percentage of the value of the amount invested.

REDEMPTION OF CREATION UNITS

Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund the Adviser makes available through the NSCC prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Redemptions are effected principally for cash. To the extent redemptions are effected in-kind, Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. To the extent redemptions are effected in-kind, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A fixed redemption transaction fee payable to the Custodian is imposed on each redemption transaction. Redemptions of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to disposing of portfolio securities. The fixed redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Fund	Standard Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Global X MLP ETF (MLPA)	$500	2%
Global X Junior MLP ETF (MLPJ)	$500	2%
Global X MLP & Energy Infrastructure ETF (MLPX)	$500	2%
Global X MLP Natural Gas ETF (MLPZ)	$500	2%
Global X SuperDividend® Alternatives ETF (ALTY)	$500	2%

*    As a percentage of the value of the amount invested, including standard fee for in-kind and cash redemptions.

Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV.

The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized

Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of each Fund is deemed received by the Trust on the Business Day if: (i) such order is received by each Fund’s Distributor not later than the closing time of the applicable Exchange on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of shares of each Fund specified in such order, which delivery must be made through DTC to each Fund’s Custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within three Business Days.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of each Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by each Fund generally will be made within three Business Days (that is “T+3”). An investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that each Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

For cash redemptions, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing shares in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Trust’s Custodian, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of each Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

TAXES FOR EACH FUND OTHER THAN THE GLOBAL X MLP & ENERGY INFRASTRUCTURE ETF AND GLOBAL X SUPERDIVIDEND® ALTERNATIVES ETF.

Set forth below is a discussion of certain U.S. federal income tax considerations affecting each Fund other than the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that each Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

Each Fund other than the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state, local, and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as regulated investment companies under the Code to avoid paying entity level income taxes. Under current law, each Fund is not eligible to elect treatment as a regulated investment company due to its investments in MLPs invested in energy assets. As a result, each Fund will be obligated to pay federal and state taxes on its taxable income, as opposed to most other investment companies, which are not so obligated.

As discussed below, each Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing each Fund’s current tax liability. However, the amount of taxes currently paid by each Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests, such taxes will reduce your return from an investment in each Fund.

Each Fund other than the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which each Fund invests, the Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to each Fund (and this excess generally will not be currently taxable to each Fund but, rather, will result in a reduction of each Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by each Fund and less cash available to distribute to you or to pay to expenses.

Each Fund other than the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF will also be subject to U.S. federal income tax (and possibly state, local, or foreign taxes) at the regular graduated corporate tax rates on any gain recognized by the Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to each Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce each Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by each Fund on a subsequent sale of the securities.

The Funds (other than the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF) will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, each Fund may be liable for previously deferred taxes. Each Fund will rely to some extent on information provided by the MLPs in which it invests, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, the Adviser will modify the estimates or assumptions regarding each Fund’s deferred tax liability as new information becomes available. Each Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations (currently 35%) and an assumed rate attributable to state taxes.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. The tax basis of Shares of each Fund must be reduced by any distribution which is treated as a return of capital for tax purposes. A loss realized on a sale or exchange of Shares of each Fund may be disallowed if Fund Shares or other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Distribution may also be subject to state and local taxes.

Distributions reinvested in additional Shares of each Fund through the means of the dividend reinvestment service (see above) will nevertheless be taxable dividends to shareholders acquiring such additional Shares.

U.S. Shareholder

A “U.S. shareholder” is a beneficial owner of shares of each Fund that is, for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a domestic corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate , the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of Shares of each Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Fund Shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund Shares.

Distributions by each Fund other than the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends may be eligible for treatment as qualified dividend income if certain holding period requirements are satisfied. Dividends paid by each Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a shareholder’s allocable share of each Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s tax basis in such Fund’s shares and will reduce the tax basis of such Shares. To the extent that any distribution received by a shareholder exceeds the sum of (i) shareholder’s allocable share of each Fund’s current and accumulated earnings and profits and (ii) such shareholder’s tax basis in such Fund’s shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in “Redemptions and Sales of Shares” below.

Taxation as a Regulated Investment Company ("RIC") (the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF)

The Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF intends to qualify and remain qualified as a RIC under the Code. The Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is as described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF in the same manner as realized by the partnership or trust.

If a RIC fails this 90% source-of-income test it is no longer subject to a 35% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s total assets are invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million. Such cure right is similar to that previously and currently permitted for a real estate investment trust ("REIT").

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of corporate tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF will be relieved of U.S. federal income tax on any income, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%). The Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on November 30 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s capital gain net income (generally computed for the one-year period ending on November 30) and (iii) any income realized, but not distributed, and on which the Fund paid no federal income tax in preceding years (the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF has elected under Section 4982(e)(4) to use its fiscal year end as its capital gains year end for federal excise tax purposes). The Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF in the same taxable year. Because any original issue discount accrued will be included in the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s “investment company taxable income” (discussed above) for the year of accrual, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s distribution of capital gain dividends. If the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s current earnings and profits, as losses incurred in later years will. As a result, if the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF retains or distributes such gains. A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF, if any, prior to distributing such gains to shareholders.

Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC

If the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s shareholders of such income and gain will not be deductible by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF in computing its taxable income. In such event, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s distributions, to the extent derived from the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders

Distributions paid to U.S. shareholders by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF from its investment company taxable income (which is, generally, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Code to the extent that the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which provides for a maximum 20% rate) to the extent that the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Global X MLP & Energy Infrastructure ETF, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Global X MLP & Energy Infrastructure ETF, regardless of the length of time such shareholder owned the shares of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF. The maximum tax rate on capital gain dividends received by individuals is generally 20% for such gain. Distributions in excess of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. Form 1099 will instead serve this notice purpose.

As a RIC, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between the Global X MLP & Energy Infrastructure ETF, Global X SuperDividend® Alternatives ETF and the shareholders, and this may affect the shareholders’ AMT liabilities. The Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF’s taxable income (determined without regard to the dividends paid deduction) .

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF intends to distribute all realized capital gains, if any, at least annually. If, however, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF were to retain any net capital gain, the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Global X MLP & Energy Infrastructure ETF and Global X SuperDividend® Alternatives ETF will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

SALES OF SHARES

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by each Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in each Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

REPORTING

If a shareholder recognizes a loss with respect to each Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

BACK-UP WITHHOLDING

In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury, such amounts withheld from any distributions paid to a shareholder who: (a) has failed to provide a correct taxpayer identification number; (b) is subject to backup withholding by the Internal Revenue Service; (c) has failed to certify to each Fund that such shareholder is not subject to backup withholding; or (d) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

MEDICARE TAX

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

NET ASSET VALUE

The NAV for each Fund is calculated by deducting all of each Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by each Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for each Fund will generally be determined by SEI Global once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

In calculating each Fund’s NAV, each Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. SEI Global may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. A price obtained from a pricing service based on such pricing service's valuation matrix may be used to fair value a security. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.
Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.
Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

DISTRIBUTION AND SERVICE PLAN
The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.
DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized security gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently than annually. Dividends and security gain distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of each Fund.

Dividends and other distributions of shares are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to beneficial owners then of record with proceeds received from each Fund.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of each Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

FINANCIAL STATEMENTS

Audited financial statements and financial highlights for the Trust as of November 30, 2015, including the notes thereto, and the reports of Ernst & Young LLP, an independent registered public accounting firm, are incorporated herein by reference from the Trust’s November 30, 2015 Annual Report to shareholders. The Annual Report is delivered with this SAI to shareholders requesting this SAI.

OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Authorized Participants, as of March 1, 2016, the following persons owned, of record or beneficially, 5% or more of the following Funds.

Global X SuperDividend® Alternatives ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	57.00%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	17.52%
Scottrade, Inc. 12800 Corporate Hill Dr. St. Louis, MO 63131	5.00%

Global X MLP ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	23.29%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	18.79%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	16.77%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	14.45%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	7.43%

Global X Junior MLP ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.91%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	14.62%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	14.42%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	12.60%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.36%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.59%

Global X MLP & Energy Infrastructure ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	21.63%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	14.87%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	13.88%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	10.43%
Raymond James Financial Inc. 880 Carillon Pkwy, St. Petersburg, FL 33716	9.05%

INDEPEDENT TRUSTEE COUNSEL

Stradley Ronon Stevens & Young, LLP, with offices at 1250 Connecticut Avenue, N.W., Suite 500 Washington, DC 20036, is Fund Counsel and Counsel to the Independent Trustees of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the independent registered public accounting firm of the Trust, audited the Funds’ financial statements and performed other services for the fiscal year ended November 30, 2015. PricewaterhouseCoopers LLP ("PwC") will serve as the Funds' independent registered public accounting firm for the fiscal year ending November 30, 2016 and for subsequent periods.

SECURITIES LENDING AGENT

Citibank, N.A. (“Citi”) acts as the securities lending agent for the Trust. In its capacity as securities lending agent, Citi, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Trust portfolios and invests the cash collateral in accordance with the Adviser's instructions. The securities lending agents will receive fees from each Fund and such fees will be calculated on, and deducted from, that Fund's securities lending revenues.

TAX SERVICES

Cohen Fund Audit Services, Ltd. (“Cohen”) prepares federal 1120 and state tax returns for the Global X MLP ETF and Global X Junior MLP ETF. In addition, among other things, Cohen calculated the estimated tax provisions for financial statement purposes for the Funds' fiscal period ended November 30, 2015.

STATEMENT OF ADDITIONAL INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.